UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K


CURRENT REPORT



Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 1, 1998
Date of Report (Date of earliest event reported)



DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)



     Wisconsin0-021455     39-1518732
(State of other jurisdiction(Commission File (IRS Employer of incorporation) Number) Identification No.)

     250 Patrick Blvd, Suite 140
     Brookfield, WI             53045-5864
(Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (414) 792-9200

      ITEM 5:Other Events

On October 1, 1998, Decade Companies Income Properties, A Limited Partnership, refinanced certain existing loans and entered into a new loan agreement secured by a mortgage, security agreements, and agreement of leases for The Meadows II.

ITEM 7:Financial Statements and Exhibits

(c)Exhibits. See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       Decade Companies Income Properties,
                       A Limited Partnership
(Registrant)

                       By: Decade Companies
                           (General Partner of the Registrant)


Date: March 26, 1999   By: /s/ Jeffrey Keierleber
                          Jeffrey Keierleber, Principal Executive
                          Officer and Principal Financial and
                          Accounting Officer of the Registrant

Decade Companies Income Properties

Exhibit Index
to
Form 8-K Current Report
(Date of Event Reported: October 1, 1998)

ExhibitFiled
NumberDescriptionHerewith

10.14Mortgage Note between Partnership
          and Associated Bank MilwaukeeX

10.15Mortgage, Security Agreement and
          Fixture Financing Statement between
          Partnership and Associated Bank MilwaukeeX

10.16Assignment of Leases and Rents between Partnership and Associated Bank MilwaukeeX

10.17Collateral Assignment of Property
          Management Contract between Partnership
          and Associated Bank MilwaukeeX

10.18Reserve Fund Agreement between Partnership and Associated Bank MilwaukeeX

10.19Payment Amount/Frequency Modification between
          Partnership and Associated Bank MilwaukeeX